UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2026

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 23, 2026, the Board of Directors (the “Board”) of Concentrix Corporation (the “Company”) adopted an Amended and Restated Executive Severance Plan (the “Amended Plan”) to amend and replace the Company’s Change of Control Severance Plan. The Amended Plan was adopted following a regular, annual review of the Company’s executive compensation program by the Compensation Committee of the Board and based on input from the Compensation Committee’s independent compensation consultant to align the Company’s severance program for executive officers more closely with market practice.
In particular, the Amended Plan updates severance for an executive officer who is terminated for a reason other than cause, disability, or death within two months before or 12 months after a change of control (including a voluntary termination because of a reduction in salary or position or a relocation) from (x) salary continuation (based on the individual’s past three years’ compensation) for a period of 18 to 24 months based on years of service to (y) an amount equal to two times the sum of the executive officer’s base salary and target bonus, less applicable withholding. The Amended Plan also adds (i) severance for executive officers who are terminated for a reason other than cause, disability, or death, outside of two months before or 12 months after a change of control, in an amount equal to the sum of the executive officer’s base salary and target bonus, less applicable withholding, and (ii) a “best-net” Section 280G cut-back provision.
The foregoing summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Concentrix Corporation Amended and Restated Executive Severance Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2026	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal